Exhibit 99.3

Subject Line: USA Rare Earth’s Next Chapter

Dear future colleagues,

Following Barbara’s note to the team earlier today, I wanted to reach out to introduce myself; to thank Barbara for what she has brought to the company; and to express my excitement at the opportunity we have to write the next chapter of the company’s story. I have had the chance to meet some of you in person and on our various integration calls, and others will have seen my name following the announcement of the Serra Verde transaction.

I grew up in South Africa – a country with a storied mining history – and my whole career has been shaped by the global minerals and metals industry. I began as a young engineer in the South African deep-level gold mines, following which I was part of a small team which invented the microchip-based detonator, still widely in use in mining globally. Early on in my career I was fortunate to work with wonderfully generous mentors, who nudged me towards the strategic and operational side of the business. One of those is Sir Mick Davis, who will also join USAR’s Board, and I was privileged to join the team he led, which grew Xstrata Plc from a $500M business into a $65B multinational mining and metals major. This was a decade-long ride of sheer excitement and extraordinary outcomes, fueled by our conviction about a once-in-a-generation industrialization of China.

Based on a similar conviction about the future demand for rare earths, and a burning desire to make a difference by working with exceptional people to provide the vital elements for critical technologies that will underpin the development of our society, I joined Serra Verde in 2023. Since then, our team has steered it into the only scaled producer of all four magnetic earths outside Asia, establishing its position as a strategic asset in the new, emerging value chains.

The next step in Serra Verde’s strategy was to leverage our first-mover advantage to integrate downstream through to magnets, thereby ensuring our rare earth elements reach their end-use markets securely and reliably. It was in that context that I met Mike Blitzer and Barbara – who were pursuing the identical strategy in the opposite direction – up the value chain. There was an immediate meeting of minds, and a belief that combining USA Rare Earth and Serra Verde would accelerate the creation of the first truly integrated player from mine to magnet and beyond.

Having spent significant time with USA Rare Earth over the last few months, I have seen firsthand the strength of your world-class assets and the highly capable teams advancing them. The speed with which you have put the company on the international map from a humble start is breathtaking. Following completion of the transaction, the combined company will be positioned to capture boundless opportunity in this critical emerging industry; not only supplying the materials to create our future world but also enabling the development of many global industries whose ambitions are otherwise constrained by a lack of reliable supply.

This is a pivotal moment for USA Rare Earth’s platform. My and Barbara’s top priority is ensuring this transition is as seamless as possible. We must enter a period of thoughtful integration and focused execution, and Barbara and I will work in tandem to ensure a smooth transition. This hand-off is a testament to our shared dedication to USAR’s mission.

I am deeply grateful for Barbara’s partnership and the strong foundation she has built, leaving a lasting impact both on this company and the overall industry. She has elevated the Company’s global profile and secured the investments that have enabled a series of monumental acquisitions and growth initiatives.

My intention is to continue that momentum. Our immediate focus will be on integrating the assets that have been acquired, specifically bringing Serra Verde and the Pela Ema mine’s capabilities into USA Rare Earth’s fold, and unlocking the potential of another strategic asset, LCM. At the same time, we need to continue scaling operationally to meet our commitments and milestones across our value chain. It is wonderful to have the opportunity once more to work with exceptional teams to build a company of global scale and deliver long-term growth in value, while transforming an entire industry in support of our society’s technological evolution.

Rare earths sit at the center of the vital technologies and supply chains that will define the decades to come, including renewable energy, semiconductors, medical devices, defense systems and new forms of transportation. Few companies anywhere are as well positioned to lead as this one. That is a responsibility I don’t take lightly, and it is one I am energized to take on alongside all of you. I look forward to meeting many more of you in the coming weeks, hearing your ideas, and getting to work on what lies ahead together.

Sincerely,

Thras

Forward Looking Statements

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding USAR’s expectations for future development, operations, strategies, transactions and financial performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “can,” “continue,” “could,” “growth,” “may,” “might,” “plan,” “potential,” “project,” “propose,” “should,” “target,” “vision,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks and uncertainties and potentially inaccurate assumptions that could cause actual results to differ materially from our expectations, including without limitation: risks that the proposed transactions with Serra Verde Group, Carester SAS and Texas Mineral Resources Corp. may not be consummated on their anticipated timelines or at all; we may not realize the anticipated benefits of our proposed and prior acquisitions, including expected synergies, financial performance, estimated earnings before interest, taxes, depreciation and amortization and, in the case of Serra Verde, integration of operations, on the anticipated timeline or at all; the ability of our magnet manufacturing facility in Stillwater, Oklahoma (the “Stillwater facility”) or other future magnet manufacturing facilities to commence commercial operations on the timing and with the production capacity anticipated or at all; our limited operating history; our ability to commercially extract minerals from the Round Top deposit in Texas on our anticipated timeline or at all; risks that we may experience delays, unforeseen expenses, increased capital costs, and other complications in operating our business; our ability to raise necessary capital on acceptable terms or at all; potential dilution to existing stockholders and adverse effect on our stock price if we issue additional common stock or equity-linked securities; the volatility of our stock price; our ability to satisfy project milestones and other conditions to disbursement under our financing arrangement with the DOC on the anticipated timeline or at all; our dependence on continued governmental support for the DOC financing transactions, which remains subject to changes in laws, regulations, administrations and appropriations; extensive affirmative and negative covenants, domestic content and national security guardrail provisions and ongoing reporting obligations in the DOC financing agreements that restrict our operational and financial flexibility; the risk that defaults under the DOC funding agreements could trigger cross-defaults across our financing arrangements; the impact of the DOC’s equity interest in us on our ability to pursue strategic transactions and on our relationships with customers, suppliers, partners and other counterparties; the availability of rare earth oxide, metal feedstock and other materials, utilities (including power and water) and equipment in quantities and prices that allow us to develop and commercially operate our Stillwater facility and other facilities; our ability to meet individual customer specifications and manufacture a consistently high quality product; fluctuations in demand for and prices of our products, including without limitation as a result of dumping, predatory pricing and other tactics by our competitors or state actors or the overall competitive environment; our ability to achieve positive cash flow or profitability or the ability to access cash flow within our corporate structure due to restrictions contained in our financing agreements; our ability to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our neo magnets and other products into definitive orders; geopolitical developments or disruptions, such as changes in the political environment, export/import or environmental policy of the People’s Republic of China, the United States or other countries in which we operate or sell products or otherwise; limitations imposed on our business by the Chinese government; war, terrorism, natural disasters or public health emergencies; our ability to retain or recruit key personnel; environmental, health and safety regulations; and our ability to comply with requirements for federal, state and local government incentives and financing.

Additional risks and detailed information regarding factors that may cause actual results to differ materially has been and will be included in our filings with the SEC. Any forward-looking statements speak only as of the date of this report (or such other date as is specified in such statements), and USAR undertakes no obligation to update any forward-looking statements as a result of new information or future events or developments, except to the extent required by law.

Additional Information and Where to Find It

In connection with our business combination with Serra Verde (the “Serra Verde Merger”), USAR filed the Preliminary Proxy Statement and, following SEC review, intends to file a definitive proxy statement (together with any amendments or supplements thereto, the “Proxy Statement”), to be distributed to USAR’s stockholders in connection with USAR’s solicitation of proxies for the vote by USAR’s stockholders with respect to the issuance of USAR common stock as merger consideration and other matters described in the Proxy Statement. SVRE’s shareholders approved the merger by written consent which was delivered concurrently with the signing of the merger agreement and will not receive a proxy statement or prospectus. USAR also plans to file with or furnish to the SEC other relevant documents regarding the Serra Verde Merger. After SEC review of the preliminary proxy statement is completed, the definitive Proxy Statement will be mailed to stockholders of USAR. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about USAR and the Serra Verde Merger, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by USAR will be available free of charge on USAR’s website at investors.usare.com or by contacting USAR’s Investor Relations department by email at IR@usare.com. The information included on, or accessible through, USAR’s website is not incorporated by reference into this communication.

Participants in the Solicitation

USAR and certain of its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the Serra Verde Merger.

Information about the directors and executive officers of USAR, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in USAR’s Preliminary Proxy Statement. Any changes in the holdings of USAR’s securities by USAR’s directors or executive officers from the amounts described in the Preliminary Proxy Statement will be reflected in Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Proxy Statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval on the Serra Verde Merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom.

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